EXHIBIT 99.3
MAMMOTH ENERGY SERVICES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL INFORMATION

MAMMOTH ENERGY SERVICES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL INFORMATION

On May 26, 2017, the Company acquired substantially all of the assets of Chieftain Sand and Proppant, LLC and Chieftain Sand and Proppant Baron, LLC (together, “Chieftain”) for $36.3 million in cash (the "Acquisition"). The assets acquired include a wet and dry plant located on approximately 600 acres in New Auburn, Wisconsin and a sand mine with an estimated 38 million tons of usable frac sands. The following unaudited pro forma condensed consolidated financial information is presented to illustrate the effect of the Acquisition.

The unaudited pro forma condensed consolidated financial statements have been prepared as if the Acquisition occurred on January 1, 2016, in the case of the unaudited pro forma condensed consolidated statements of comprehensive loss for the year ended December 31, 2016 and the three months ended March 31, 2017. The unaudited pro forma condensed consolidated balance sheet has been prepared as if the transaction occurred on March 31, 2017. The unaudited pro forma condensed consolidated financial statements have also been prepared based on certain pro forma adjustments, as described in Note 2—Pro forma adjustments and are qualified in their entirety by reference to and should be read in conjunction with (i) Chieftain's historical financial statements and notes thereto included in this Report and the (ii) Company's historical financial statements and notes thereto included in its reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including the Company's Form 8-K/A filed on August 2, 2017 reflecting the presentation of the Company's historical financial statements on a combined basis with those of Sturgeon Acquisitions LLC ("Sturgeon"). The Company's acquisition of Sturgeon on June 5, 2017 was a transaction involving entities under common control and has been accounted for in a manner similar to the pooling of interest method of accounting in accordance with FASB ASC 805, Business Combinations.

The pro forma adjustments reflected in the pro forma condensed consolidated financial statements are based upon currently available information and certain assumptions and estimates that the Company’s management considers reasonable.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what our actual results of operations or our financial position would have been had the transactions occurred on the respective dates assumed, nor is it indicative of our future operating results or financial position.

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2017
(Unaudited)

ASSETS	Mammoth	Chieftain	Chieftain		Mammoth
	Historical (a)	(A)	Pro Forma Adjustments		Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$12,927,242	$2,508,588	$(2,508,588)	a	$12,927,242
Accounts receivable, net	25,612,506	244	(244)	a	25,612,506
Receivables from related parties	32,433,387	—	—		32,433,387
Inventories	6,097,571	—	—		6,097,571
Prepaid Expenses	3,559,431	118,558	(118,558)	a	3,559,431
Other current assets	1,182,058	—	—		1,182,058
Total current assets	81,812,195	2,627,390	(2,627,390)		81,812,195

Property, plant and equipment, net	264,727,442	39,825,763	(16,452,963)	b	288,100,242
Sand reserves, net	55,365,025	—	20,910,000	b	76,275,025
Intangible assets, net - customer relationships	13,859,772	—	—		13,859,772
Intangible assets, net - trade names	5,439,307	—	—		5,439,307
Goodwill	88,726,875	—	—		88,726,875
Reclamation deposits	—	557,700	(557,700)	a	—
Other non-current assets	5,491,878	388,010	(388,010)	a	5,491,878
Total assets	$515,422,494	$43,398,863	$883,937		$559,705,294

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$40,337,570	$4,146,258	$(4,146,258)	a	$40,337,570
Payables to related parties	661,134	—	—		661,134
Accrued expenses and other current liabilities	9,211,898	4,912,301	(5,173,330)	c	8,950,869
Income taxes payable	—	—	—		—
Asset retirement obligation	—	3,483,555	(1,490,445)	c	1,993,110
Accrued interest	—	6,038,921	(6,038,921)	a	—
Accrual for estimated disposal costs in liquidation	—	3,499,057	(3,499,057)	a	—
Subordinated notes payable	—	607,000	(607,000)	a	—
Current maturities of long-term debt	—	60,175,680	(60,175,680)	a	—
Total current liabilities	50,210,602	82,862,772	(81,130,691)		51,942,683

Long-term debt	—	—	36,320,187	d	36,320,187
Deferred income taxes	43,881,012	—	2,219,020	e	46,100,032
Other liabilities	2,733,863	—	—		2,733,863
Total liabilities	96,825,477	82,862,772	(42,591,484)		137,096,765

EQUITY
Equity:
Common stock	375,000	—	—		375,000
Additional paid in capital	400,775,752	—	—		400,775,752
Member's equity	81,693,910	(39,463,909)	39,463,909	a	81,693,910
Accumulated Deficit	(61,259,392)	—	4,011,512	e, f	(57,247,880)
Accumulated other comprehensive loss	(2,988,253)	—	—		(2,988,253)
Total equity	418,597,017	(39,463,909)	43,475,421		422,608,529
Total liabilities and equity	$515,422,494	$43,398,863	$883,937		$559,705,294

(a) Financial information has been recast to include the financial position and results attributable to Sturgeon.

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS (INCOME)
YEAR ENDED DECEMBER 31, 2016
(Unaudited)

	Mammoth		Chieftain		Mammoth
	Historical (a)	Chieftain	Pro Forma Adjustments		Pro Forma
REVENUE
Services revenue	$89,642,899	$—	$—		$89,642,899
Services revenue - related parties	107,147,000	—	—		107,147,000
Product revenue	8,052,445	7,690,032	—		15,742,477
Product revenue - related parties	25,783,253	—	—		25,783,253
Total Revenue	230,625,597	7,690,032	—		238,315,629

COST AND EXPENSES
Services cost of revenue	140,063,016	—	—		140,063,016
Services cost of revenue - related parties	1,063,231	—	—		1,063,231
Product cost of revenue	31,892,045	3,454,485	—		35,346,530
Product cost of revenue - related parties	2,455	—	—		2,455
Selling, general and administrative	17,290,623	14,416,305	(3,499,057)	g	28,207,871
Selling, general and administrative - related parties	757,892	—	—		757,892
Depreciation and amortization	72,315,398	3,890,092	360,549	h	76,566,039
Accretion of asset retirement obligations	—	360,549	(360,549)	h	—
Impairment of long-lived assets	1,870,885	595,190	—		2,466,075
Total cost and expenses	265,255,545	22,716,621	(3,499,057)		284,473,109
Operating loss	(34,629,948)	(15,026,589)	3,499,057		(46,157,480)

OTHER (EXPENSE) INCOME
Interest expense	(4,096,182)	(11,970,235)	11,970,235	i,j	(4,096,182)
Interest income	—	1,900	(1,900)	j	—
Other, net	158,173	52,923,473	—		53,081,646
Total other (expense) income	(3,938,009)	40,955,138	11,968,335		48,985,464
(Loss) income before income taxes	(38,567,957)	25,928,549	15,467,392		2,827,984
Provision for income taxes	53,884,871	—	7,268,597	e	61,153,468
Net (loss) income	$(92,452,828)	$25,928,549	$8,198,795		$(58,325,484)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation adjustment	2,710,605	—	—		2,710,605
Comprehensive (loss) income	$(89,742,223)	$25,928,549	$8,198,795		$(55,614,879)

Net loss per share (basic and diluted) (Note 3)					$(1.85)
Weighted average number of shares outstanding (Note 3)					31,500,000

(a) Financial information has been recast to include the financial position and results attributable to Sturgeon.

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS (INCOME)
THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)

	Mammoth				Mammoth
	Historical (a)	Chieftain	Pro Forma Adjustments		Pro Forma
REVENUE
Services revenue	$27,091,882	$—	$—		$27,091,882
Services revenue - related parties	32,961,657	—	—		32,961,657
Product revenue	3,372,063	—	—		3,372,063
Product revenue - related parties	11,540,419	—	—		11,540,419
Total Revenue	74,966,021	—	—		74,966,021

COST AND EXPENSES
Services cost of revenue	45,460,804	—	—		45,460,804
Services cost of revenue - related parties	429,917	—	—		429,917
Product cost of revenue	12,607,265	—	—		12,607,265
Product cost of revenue - related parties	—	—	—		—
Selling, general and administrative	6,412,544	—	—		6,412,544
Selling, general and administrative - related parties	324,254	—	—		324,254
Depreciation and amortization	17,237,251	—	—		17,237,251
Impairment of long-lived assets	—	—	—		—
Total cost and expenses	82,472,035	—	—		82,472,035
Operating (loss) income	(7,506,014)	—	—		(7,506,014)

OTHER (EXPENSE) INCOME
Interest income	—	—	—		—
Interest expense	(397,184)	(216,101)	216,101	i	(397,184)
Other, net	(184,146)	—	—		(184,146)
Total other expense	(581,330)	(216,101)	216,101		(581,330)
(Loss) income before income taxes	(8,087,344)	(216,101)	216,101		(8,087,344)
Benefit for income taxes	(3,106,065)	—	(134,189)	e	(3,240,254)
Net loss	$(4,981,279)	$(216,101)	$350,290		$(4,847,090)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation adjustment	228,110	—	—		228,110
Comprehensive loss	$(4,753,169)	$(216,101)	$350,290		$(4,618,980)

Net loss per share (basic and diluted) (Note 3)					$(0.13)
Weighted average number of shares outstanding (Note 3)					37,500,000

(a) Financial information has been recast to include the financial position and results attributable to Sturgeon.

MAMMOTH ENERGY SERVICES, INC.
NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1. Basis of presentation

The unaudited pro forma condensed consolidated financial statements are based upon the historical condensed combined financial statements of the Company and the historical financial statements of Chieftain. The unaudited pro forma condensed consolidated financial statements present the impact of the Acquisition, which is described in the introduction to the unaudited pro forma condensed consolidated financial statements, on the Company's results of operations and financial position.

2. Pro forma adjustments

The following adjustments to the Company's historical financial statements have been prepared as if the Acquisition occurred on January 1, 2016:

a.	Adjustment column reflects removal of assets and liabilities of Chieftain not acquired in the Acquisition.

b.
The Acquisition qualifies as a business combination for accounting purposes and, as such, the Company has estimated the fair value of the acquired properties. The fair value of the consideration transferred on the closing date of the Acquisition is allocated in the following preliminary purchase price allocation:

Total consideration paid	$36,320,187

Estimated Book Value at March 31, 2017:	$39,825,762
Fair value adjustments to:
Property, plant and equipment, net	4,457,038
Asset retirement obligation assumed	(1,732,081)
Gain recognition	(6,230,532)
Total estimated fair value	$36,320,187

c.	Adjustment to reclassify the Company's asset retirement obligation to align with Chieftain's.

d.	Assumes that the Company would have used its availability under its credit facility to fund the Acquisition.

e.
Prior to the Company's initial public offering ("IPO") in October 2016, its predecessor was a partnership and not subject to federal income taxes with the exception of its foreign subsidiary. In connection with the IPO, the Company became subject to federal income taxes. Pro forma adjustments reflect impact of Chieftain on the Company's income tax provision.

f.	Adjustment reflects gain on bargain purchase associated with the Acquisition.

g.	Adjustment to remove effect of one-time reorganization charges incurred by Chieftain related to its bankruptcy proceedings.

h.	Adjustment to reclassify Chieftain's accretion expense to align with the Company's.

i.	Adjustment to remove interest expense associated with long-term debt not acquired by Mammoth.

j.	Adjustment to remove Chieftain's interest income to related to its cash that was not acquired in the Acquisition.

3. Pro forma net loss per common share

Pro forma net loss per common share is determined by dividing the pro forma net loss that would have been allocated to the common stockholders by the number of shares of common stock outstanding. In the Company's audited financial statements, the reported weighted average shares outstanding was 31,500,000 for the year ended December 31, 2016 and 37,500,000 for the three months ended March 31, 2017. For purposes of this pro forma calculation, the Company assumed that shares of common stock outstanding were 31,500,000 and 37,500,000 for the year ended December 31, 2016 and the three months ended March 31, 2017, respectively.